SALES AND PURCHASE AGREEMENT (SPA)

FINAL CONTRACT FOR SUGAR ICUMSA 45

CONTRACT CODE: SPA2023-HFI-JPE-001

SELLER CODE: S-JPE

BUYER CODE: B-HFI

THIS FINAL CONTRACT IS FOR THE SALE AND PURCHASE OF COMMODITY WHITE REFINED CANE SUGAR-GRADE-A ICUMSA 45, HEREINAFTER REFERRED TO AS THF **"PRODUCT"** AND IS NOT TO BEFREELY CIRCULATED. IT IS SOLELY FOR THE PURCHASE FOR THE PURPOSE OF THIS TRANSACTION. THIS CONTRACT IS MADE AND ENTERED INTO RECORD ON THIS **31ST OF MAY, 2023** BY AND BETWEEN:

SELLER

THE "SELLER"	
COMPANY NAME:	JP ENERGY PARTNERS LLC
ADDRESS:	510 HAMILTON STREET, UNIT 101, SOMERSET NJ 08873 USA
BUSINESS NUMBER:	0450394471
REPRESENTATIVE:	JOHN K. PARK
TITLE/POSITION:	CEO
PASSPORT NUMBER:	674166737
NATIONALITY:	AMERICAN
TELEPHONE #:	+(609) 933 1299
EMAIL ADDRESS:	johnpark@jpenergygroup.com

HEREINAFTER THE COMPANY **"JP ENERGY PARTNERS LLC"** IS REFERRED AS THE **"SELLER"**

BUYER

THE "BUYER"	
COMPANY NAME:	
ADDRESS:	
BUSINESS NUMBER:	91371300MA94D0K483
REPRESENTATIVE:	LIU XIAOLAN
TITLE/POSITION:	CEO
PASSPORT NUMBER:	E37225824
NATIONALITY:	CHINA
TELEPHONE #:	13285393366
EMAIL ADDRESS:	731501573@qq.com

HEREINAFTER THE COMPANY IS REFERRED AS THE **"BUYER"**.

THE BUYER AGREES AND MAKES AN IRREVOCABLE FIRM COMMITMENT TO PURCHASE **TWO HUNDRED AND FIFTY THOUSAND (250,000) METRIC TONS (+/- 5%) FOR TRIAL ORDER AND PLUS CONTINUOUSLY THREE HUNDRED AND FIFTY THOUSAND (350,000) METRIC TONS (+/- 5%) FOR MAIN ORDER AFTER SUCCESSFUL COMPLETION OF TRIAL ORDER** OF WHITE REFINED SUGAR-GRADE-A (ICUMSA 45), AT THE RATE OF **USD $**) PER METRIC TON CIF (COST, INSURANCE AND FREIGHT) OPTIONS BUYER'S AND THE SELLER CERTIFIES THAT HE CAN FULFILL THE REQUIREMENTS OF THIS CONTRACT AND PROVIDE THE **"PRODUCT"** MENTIONED HEREIN AS PER THE DELIVERY SCHEDULE AGREED AND SPECIFIED WITHIN THIS CONTRACT. THE **"BUYER"** AND THE **"SELLER"** HEREBY AGREE TO HONOUR THIS CONTRACT UNDER THE FOLLOWING TERMS AND CONDITIONS.

ARTICLE 1: PRODUCT AND SPECIFICATIONS

WHITE REFINED CANE SUGAR – GRADE A ICUMSA 45 SHALL CONFORM TO THE FOLLOWING SPECIFICATIONS AND/OR STANDARD INTERNATIONAL SPECIFICATIONS.

GRADE "A"
ICUMSA 45 RBU
Origin: Brazil

- ICUMSA 45 RBU MAX, (SGS SCALE OF BRAZIL) POLARIZATION 99.80% DEGREES MIN
- SULFATED ASH CONTENT: 0.04% MAX. (BY DRY WEIGHT) MOISTURE 0.04% MAX. BY WEIGHT
- MAGNETIC PARTICLES MG/KG 4 MAX.
- SULFUR DIOXIDE 10 MG/KG MAX. SOLUBILITY 100% DRY GRANULOMETRY AND FREE FLOW STANDARD FINE
- GLOSSY WHITE COLOR (150 ~ 200)
- ICUMSA COLOR 45 DIMMING RATE UNITS (ICUMSA METHOD NO: 4-1978)
- TYPICAL AND SPECIFIC SMELL OF SUGAR
- REDUCING SUGAR 0.01% MAX. IN DRY MASS
- NORMAL RADIATION WITHOUT THE PRESENCE OF CESIUM OR IODINE SO2: MG/KG 20
- LATEST CROP
- HEAVY METALS, TOXIC ELEMENTS MAXIMUM MG/KG BASE:
  - ARSENIC 0.50
  - CADMIUM 0.05
  - COPPER 1.00
  - LEAD 1.00
  - MERCURY 0.01
  - ZINC 3.00
- MAXIMUM PESTICIDE TRACES MG/KG BASE:
  - TDD 0.005
  - PHOTOXIN 0.01
  - GAMMA ISOMER OF HEXACHLORIDE 0.005
- MICROBIOLOGICAL LIMITS:
  - PATHOGENIC BACTERIA INCLUDING SALMONELLA PER 25 GRAMS: NONE
  - BACILLUS PER GRAM: NONE
- MAXIMUM AS 1 PPM
- MAXIMUM PB 2 PPM
- CU 3 PPM MAX
- SOLID CRYSTAL SUBSTANCE

THE 100% SUGAR BEING SUPPLIED SHALL BE FIT FOR HUMAN CONSUMPTION. **SGS (TO BE ASSIGNED BY THE "SELLER" WITH ON HIS COST)** SHALL CONFIRM THE QUALITY AND QUANTITY OF THE PRODUCTS AT THE PORT OF LOADING,

LATEST CROP SUGAR SHOULD BE EXTRACTED FROM SOUND, UNFERMENTED AND UNDECAYED SUGAR CANE - SUGAR SHOULD BE CLEAN, FREE FROM ANY FOREIGN MATTER, TASTE OR ODOUR AND HAVE THE SWEET TASTE CHARACTERISTIC OF WHITE SUGAR DRY OR IN SOLUTION

ARTICLE 2: PRODUCT PACKING:

THE PRODUCT SHALL BE PACKED IN NET 50 KG (FIFTY KILO-GRAMS) NEW POLYPROPYLENE BAGS WITH POLYETHYLENE LINING. THE BAGS HAVE A COMBINED TARE OF 100 GM (ONE HUNDRED GRAMS) AND ARE SUFFICIENT TO ENSURE THE SAFE ARRIVAL OF PRODUCT TO DESTINATION. BAGS SHALL BE LABELED IN ENGLISH LANGUAGE AS SUPPLIED BY THE **"BUYER"** WITH, MARKING NET WEIGHT, VALIDITY, PRODUCT AND COUNTRY OF ORIGIN OR PER BUYER'S INSTRUCTIONS. 2% EXTRA BAGS ARE SUPPLIED FREE OF CHARGE.

IF THERE HAVE NO "BUYER'S" INSTRUCTION, EACH PACK SHALL BE STENCILED "WHITE SUGAR ICUMSA 45 (50 KGS) USING BLACK INK WITH APPROPRIATE LETTER SIZE. (REFER TO BELOW FIGURE)


WHITE SUGAR
ICUMSA 45
(50 KGS)

ARTICLE 3: PRODUCT ORIGIN:

BRAZIL OR OTHER SOUTH-AMERICAN COUNTRIES THAT AGREED IN BETWEEN **"BUYER"** AND **"SELLER"**.

ARTICLE 4: PRODUCT DESTINATION:

PRODUCT DESTINATION: CIF (COST, INSURANCE AND FREIGHT) **LANSHAN PORT IN RIZHAO CITY, SHANDONG CHINA**

DESTINATION SHALL BE CIF ASWP (NON-USA SANCTIONED PORT) SUBJECT TO SELLERS RECEIPT OF ALL APPROPRIATE PERMITS, PERMISSIONS AND LICENSES. DELIVERY SHALL BEGIN **THIRTY TO FOURTY (30-40) DAYS** AFTER RECEIPT AND CONFIRMATION OF AN OPERATIVE FINANCIAL INSTRUMENT ACCEPTABLE TO THE **"SELLER"**, AND COMPLETED WITHIN THE STATED TIME.

ARTICLE 5: BASIS OF DELIVERY AND SHIPMENT

DELIVERY SHALL BE CIF. THE PRODUCT SHALL BE SHIPPED TO DESTINATION PORT IN SHIPMENT(S) OF TWO HUNDRED AND FIFTY THOUSAND (250,000) METRIC TONS PER LIFT (+/-5%) FOR TRIAL ORDER AND THREE HUNDRED AND FIFTY THOUSAND (350,000) METRIC TONS PER LIFT (+/-5%) FOR MAIN ORDER , AFTER RECEIPT AND CONFIRMATION OF THE OPERATIVE FINANCIAL INSTRUMENT ACCEPTABLE TO THE "SELLER", AND COMPLETED WITHIN THE STATED TIME WITH A DISCHARGE RATE OF 1,500 METRIC TONS PER WEATHER WORKING DAY MINIMUM. THE **"SELLER"** SHALL HAVE THE RIGHT TO DELIVER EARLIER THAN AGREED IN THIS CONTRACT GIVING NOTICE TO ALL DESIGNATED PARTIES AS REQUIRED HEREIN, WITH THE APPROVAL OF THE **"BUYER"**. TOTAL SHIPMENTS SHALL BE ACCORDING TO DELIVERY SCHEDULE MINIMUM IS SUBJECT TO SLIGHT AND REASONABLE VARIATIONS IN SCHEDULING DUE TO THE CUSTOMARY AND USUAL EXIGENCIES.

DELIVERY SCHEDULE:

SHIPMENT NO.	QUANTITU MT
1	**250,000 MT (TRIAL ORDER)**
2	**350,000 MT (MAIN ORDER)**
TOTAL	**600,000 MT**

*** SHIPMENTS SHALL BE MADE 250,000 MT WITHIN THREE MONTH (SEVERAL SHIPMENTS DEPEND ON LO ADING CAPACITY OF THE VESSEL) AFTER RECEIPT OF STAND BY LETTER OF CREDIT (SBLC)**

START DATE SHALL BE DETERMINED BY DATE OF RECEIPT AND CONFIRMATION OF AN ACCEPTABLE FINANCIAL INSTRUMENT BY **"SELLER". (STAND BY LETTER OF CREDIT)**

DELIVERY SCHEDULE SHALL BE MATCHED TO THE DATE OF CONFIRMATION OF OPERATIVE **STAND BY LC.** LOADING OPERATION SHALL NOT EXCEED 30/40 DAYS AFTER THAT DELIVERY ACCEPTANCE AND AUTHORITY.

THE "**PRODUCT**" SHALL BE DELIVERED BY THE "**SELLER**" WHEN THE QUANTITY OF SHIPMENT(S) ARE IN ACCORDANCE WITH THE GROSS AND NET WEIGHT AS INDICATED IN THE ORIGINAL BILL OF LOADING.

THE "SELLER" GUARANTEE THAT EACH SHIPMENT SHALL BE RECEIPT AN INSPECTION OF WEIGHT, QUANTITY AND QUALITY, VESSEL LOADING WITH PHOTOS AT TIME OF LOADING BY SGS WHICH ARRANGED BY THE "SELLER" WITH OWN HIS COST. "SELLER" SHALL INSTRUCT SGS TO CARRY OUT THE INSPECTION IN STRICT ACCORDANCE WITH THE INTERNATIONAL CHAMBER OF COMMERCE (I.C.C) RULES.

SGS: SGS SHALL INSPECT THE WEIGHT, QUANTITY AND QUALITY OF THE GOODS AT THE LOADING PORT AND PROVIDE THE REPORT TO THE "SELLER" AND "BUYER".

ARTICLE 6: GACC REGISTRATION NUMBER

THE "**SELLER**" SHALL BE POSSESSED GACC REGISTRATION NUMBER FOR BOTH MANUFACTURER AND EXPORTER AND VERIFIED AGAINST CHINESE CUSTOM'S "GACC REGISTRATION E_SERVICE CENTER".


GACC Registration e-Service Center
Online Registry

THE CONFIRMED GACC REGISTRATION NUMBERS ARE AS FOLLOWS;

EXPORTER GACC REGISTRATION

- COMPANY NAME: SUGAR BRAZIL – BRAZIL
- GACC REGISTRATION NUMBER: **07622000064**
- GACC REGISTRATION SEARCH RESULTS: REGISTRAION HAS CONFIRMED

MANUFACTURER GACC REGISTRATION

- COMPANY NAME: (seller will be purchasing sugar from more than one manufacturer, the seller has the right to update the GACC manufacturer number prior to shipment)
- GACC REGISTRATION NUMBER:
- GACC REGISTRATION SEARCH RESULTS: REGISTRAION HAS CONFIRMED

ARTICLE 7: TERMS OF DELIVERY:

PARTIAL SHIPMENTS ARE ALLOWED.

1. THE DATE OF THE BILL OF LADING SHALL BE CONSIDERED THE DATE OF SHIPMENT.
2. THE TERMS AND CONDITIONS OF THE CHARTER PARTY AGREEMENT SHOULD COMPLY WITH THE TERMS AND CONDITIONS CONTAINED IN THIS CONTRACT. SHOULD ANY OF THE TERMS AND CONDITIONS DETAILED IN THE CHARTER PARTY AGREEMENT CONFLICT WITH THOSE IN THIS CONTRACT, THEN THE TERMS AND CONDITIONS IN THIS CONTRACT SHALL TAKE PRECEDENCE.
3. ALL EXPENSES AT THE DESTINATION PORT ARE THE SOLE RESPONSIBILITY OF THE **"BUYER"**.
4. AFTER THE VESSEL'S DEPARTURE FROM PORT OF LOADING, THE **"SELLER'S"** SHIPPING AGENT SHALL ADVISE THE **"BUYER"** OF THE FOLLOWING: VESSELS SAILING DATE, NAME OF THE STEAMSHIP, NUMBER OF THE VESSEL, NET QUANTITY LOADED, NUMBER OF HATCHES ON THE VESSEL, ESTIMATED TIME OF ARRIVAL AT PORT OF DISCHARGE.
5. THE SHIP MUST BE TECHNICALLY FAULT FREE AND CORRESPONDENCE TO BE AVAILABLE AT THE PORT OF DISCHARGE.
6. THE **"BUYER"** IS RESPONSIBLE FOR COMMODITY DISCHARGE, INCLUDING ALL CHARGES INCURRED IN SUPERVISION OF THE DISCHARGE.
7. DEMURRAGE IS INCURRED IF DISCHARGE FOR (50,000) METRIC TONES TAKES MORE THAN 20 WEATHER WORKING DAYS AND IS CHARGED TO THE ACCOUNT OF THE **"BUYER"**. DEMURRAGE RATES ARE USD 2,500 FOR EVERY DAY (TWO THOUSAND AND FIVE HUNDRED UNITED STATES DOLLARS PER DAY).
8. IT IS AGREED THE VESSEL'S MASTER AND **"BUYER'S"** SHIPPING AGENT SETTLE THAT DEMURRAGE WITHIN FIVE (5) DAYS FROM THE RECEIPT OF THE VESSEL MASTER'S INVOICE. VESSEL MASTER SHALL ISSUE MASTER INVOICE WITHIN SIX STANDARD BUSINESS HOURS.
9. NO DEMURRAGE IS PAYABLE BY THE **"BUYER"** IF THE VESSEL IS DISCHARGED WITHIN THE DAYS MENTIONED.
10. WHETHER IN BERTH OR NOT, WHETHER IN PORT OR NOT, WHETHER IN FREE PRACTICE OR NOT, WHETHER CUSTOMS CLEARED OR NOT, VESSEL HATCH OPENING AND CLOSING SHALL BE PERFORMED UNDER CREW RESPONSIBILITY, CONTROL, AND ACCOUNT.
11. THE **"SELLER"** RETAINS THE RIGHT TO DELAY OR CANCEL FURTHER SHIPMENT IF THE **"BUYER"** FAILS TO PAY DEMURRAGE CHARGES FOR ANY SHIPMENT.
12. GEARED OR GEARLESS VESSEL ALLOWED.
13. THE **"SELLER"** SHALL PROVIDE WRITTEN ALERT TO **"BUYER"** WITHIN 24 HOURS AFTER RECEIPT OF NOTICE THAT THE VESSEL TRANSPORTING THE PRODUCT HAS EXPERIENCED DAMAGE, PERIL, LOSS, OR ACCIDENT AND THIS NEITHER SHALL NOR RELEASED THE SELLER OF FULFILMENT OF THIS OBLIGATION.
14. ALL, TAXES OR LEVIES IMPOSED BY THE COUNTRY OF DESTINATION, HAVING ANY EFFECT ON THIS AGREEMENT ARE FOR **"BUYER'S"** ACCOUNT AND HIS AGENT. ALL TAXES OR LEVIES AND PORT DUTIES IMPOSED BY THE COUNTRY OF ORIGIN, HAVING ANY EFFECT ON THE AGREEMENT ARE FOR THE **"SELLER'S"** ACCOUNT AND HIS SOLE RESPONSIBILITY.
15. A CERTIFICATE FROM THE SHIPPING COMPANY OR THEIR AGENTS CERTIFYING THAT THE **"PRODUCTS"** ARE SHIPPED BY VESSELS UNDER 20 YEARS OF AGE.
16. CERTIFICATE FROM SHIPPING COMPANY CERTIFYING THAT THE VESSEL IS CHARTERED EXCLUSIVELY FOR **"BUYER"**.
17. CERTIFICATE OF QUALITY IN TRIPLICATE ISSUED BY THE LABORATORY OF MANUFACTURER'S PLANT.

ARTICLE 8: DOCUMENTS REQUIRED TO DELIVERY "BUYER" VIA DHL EXPRESS:

1. COMMERCIAL INVOICE (EACH SIGNED IN ORIGINAL AND STAMPED BY THE SELLER) SHOWING THE COMMODITY NAME, B/L NUMBER AND DATE, QUANTITY LOADED, INVOICE VALUE AND LOADING PORT ISSUED 3 (THREE) ORIGINAL & 3 (THREE) COPIES.
2. FULL SET (3/3) OF OCEAN BILL OF LADING MARKED "FREIGHT PREPAID" AND CLEAN ON BOARD ISSUED TO THE ORDER AND CONSIGNED TO THE "**BUYER**" OR AS DIRECTED BY "**BUYER**" IN THE NAME OF THE END "**BUYER**".
3. INSPECTION CERTIFICATE OF WEIGHT, QUANTITY, QUALITY AND PACKING ISSUED BY SGS AT THE PORT OF LOADING SHOWING KIND, QUALITY AND QUANTITY PACKED AND SHIPPED, EVIDENCING THOSE GOODS ARE IN FULL CONFORMITY WITH THE SPECIFICATIONS AND CONDITIONS MENTIONED IN THIS CONTRACT.
4. FULL SET OF INSURANCE POLICY/CERTIFICATE COVERING 110% (ONE HUNDRED AND TEN PERCENT) OF THE SHIPMENT VALUE, IN CURRENCY OF THE DRAFT, BLANK ENDORSED, COVERING OCEAN MARINE TRANSPORTATION ALL RISKS INCLUDING WAR RISKS.
5. CERTIFICATE OF ORIGIN ISSUED BY CHAMBER OF COMMERCE OR SIMILAR COMPETENT ORGANIZATION IN 1 (ONE) ORIGINAL AND 3 (THREE) COPIES.
6. OFFICIAL PHYTOSANITARY CERTIFICATE INCLUDING THAT THE GOODS ARE OF A QUALITY ADAPTED FOR HUMAN CONSUMPTION 1 (ONE) ORIGINAL 3 (THREE) COPIES.
7. PACKING LIST SHOWING GROSS/NET WEIGHT AND NUMBER OF OCEAN BILL OF LADING IN 1 (ONE) ORIGINAL AND 3 (THREE) COPIES.
8. FUMIGATION CERTIFICATE ISSUED BY COMPANY PERFORMING FUMIGATION OR FIRST-CLASS INDEPENDENT SURVEYOR IN 1 (ONE) ORIGINAL AND 3 (THREE) COPIES.
9. CERTIFICATE OF NON-RADIOACTIVITY IN 1 (ONE) ORIGINAL AND 3 (THREE) COPIES.
10. FREE COVID-19 CERTIFICATE IN 1 (ONE) ORIGINAL AND 3 (THREE) COPIES.

"**SELLER**" ARRANGES DELIVERY AND SEND ALL DOCUMENTS ABOVE TO THE "**BUYER**" BY DHL EXPRESS.

ARTICLE 9: APPROPRIATION

AFTER LOADING OF THE "**PRODUCT**", THE "**SELLER**" SHOULD ADVISE THE "**BUYER**" BY CABLE OR FAX THE READINESS OF SHIPMENT OF THE VESSELS NAME, LOAD PORT, B/L, DATE, LOADED "**PRODUCTS**" AND THE QUANTITY AND VESSELS DESTINATION/DISCHARGE. "**SELLER'S**" SUPERVISOR'S RESPONSIBILITY IS FOR THE ISSUE OF THE CERTIFICATE AT LOADING PORT.

ARTICLE 10: PRODUCT SALE AND PAYMENT TERMS

"**BUYER**" AND "**SELLER**" MUTUALLY AGREED THE FOLLOWING QUANTITIES, PRICE AND METHOD OF PAYMENT:

TRIAL SHIPMENT QUANTITY: 250,000 MT (+/-5%)
MAIN SHIPMENT QUANTITY: 350,000 MT (+/-5%)
TOTAL SHIPMENT QUANTITY: 600,000 MT (+/-5%)

NUMBER OF SHIPMENT(S): ONE (1) SHIPMENT FOR TRIAL ORDER AND ONE (1) SHIPMENT FOR MAIN OR DER (EACH SHIPMENT MAY HAVE SEVERAL VESSELS DEPEND ON THE LOADING CAPACITY OF THE VESSELS , BUT SHALL BE COMPLETED ALL SHIPMENT WITHIN ONE (1) MONTH PERIOD OF TIME.

TRIAL ORDER SHIPMENT AMOUNT: USD$ 102,500,000.00
MAIN ORDER SHIPMENT AMOUNT: USD$ 143,500,000.00
TOTAL CONTRACT AMOUNT: USD$ 246,000,000.00

THE "BUYER" SHALL BE ISSUE AN ADDITIONAL 9% OF EACH SHIPMENT VALUE ON SBLC AS THE BANK INTEREST.
THE FINAL SBLC AMOUNT SHALL BE;

TRIAL ORDER SHIPMENT SBLC AMOUNT: USD$ 102,500,000.00 + (9% INTEREST OF USD$ 9,225,000.00) = <u>USD$ 111,725,000.00</u>

MAIN ORDER SHIPMENT SBLC AMOUNT: USD$ 143,500,000.00 + (9% INTEREST OF USD$ 12,915,000.00) = <u>USD$ 156,415,000.00</u>

TOTAL CONTRACT SBLC AMOUNT: USD$ 246,000,000.00 + (9% INTEREST OF USD$ 22,140,000.00) = <u>USD$ 268,140,000.00</u>

<u>THE SBLC SHALL BE ISSUED EURO IN LIEU OF US DOLLAR AFTER CONVERTING US DOLLAR TO EURO BASED ON THE EXCHANGE RATE WHEN IT WILL BE ISSUED.</u>

PAYMENT TERMS:

1. "BUYER'S" BANK SHALL ISSUE THE **STAND BY LETTER OF CREDIT (SBLC) FOR THE AMOUNT STATED IN THE ABOVE ARTICLE 10 (INCLUDING 9% INTEREST)**
2. BEFORE ISSUING THE **STAND BY LETTER OF CREDIT (SBLC)**, **"SELLER"** SHALL PROVIDE MT199/MT799/ MT760 WORD VERSION VERBIAGE WHICH CONFIRMED BY RECEIVING BANK TO **"BUYER"**
3. "BUYER'S" BANK SHALL ISSUE **OFFICIAL MT199/MT799 WITHIN FIVE (5) BANKING DAYS** AFTER SIGNING THIS SALES AND PURCHASE AGREEMENT (SPA).
4. **"BUYER"** SHALL ISSUE AN **OFFICIAL STAND BY LETTER OF CREDIT MT760 WITHIN TEN (10) BANKING DAYS** AFTER RECEIPT SUPPORTING DOCUMENTS.
5. **"SELLER"** SHALL PROVIDE **PROOF OF PRODUCT (POP)** ISSUED BY THE SOURCE SUPPLIER WITH SUPPLY CAPACITY, **WITHIN TEN (10) BANKING DAYS** AFTER RECEIPT OF **OFFICIAL MT760 (STAND BY LETTER OF CREDIT)**.
6. **"SELLER'S"** BANK SHALL ISSUE **2% PERFORMANCE BOND (PB)** TO BUYER **WITHIN SEVEN (7) BANKING DAYS.**
7. **"SELLER"** SHALL ARRANGE THE DELIVERY AND SEND ALL OF DOCUMENTS STATED IN ARTICLE 8 TO THE "BUYER" VIA DHL EXPRESS WITHIN NINETY (90) DAYS AFTER RECEIPT **OFFICIAL STAND BY LETTER OF CREDIT MT760.**
8. AFTER ARRIVAL OF THE **"PRODUCT"** AT DESTINATION PORT, AND COMPLETED CIQ INSPECTION, **"SELLER"** SHALL SEND TO **"BUYER"** THE FINAL SETTLEMENT INVOICE ACCORDING TO THE INSPECTION CERTIFICATE AT THE PORT OF DESTINATION.
9. **"BUYER"** SHALL RELEASE THE STAND BY LETTER OF CREDIT PAYMENT WITHIN FIVE (5) BANKING DAYS AFTER RECEIVED FINAL SETTLEMENT INVOICE.

<u>ARTICLE 11: BANKING INFORMATION</u>

SELLER'S BANKING DETAILS:

SELLER'S BANK	
SWIFT CODE:	CHASUS33XX

The seller retains the authority to redirect the SBLC to an alternate bank account under their management before the SBLC is issued, and will provide prior written notice to the buyer of such changes.

BUYER'S BANKING DETAILS:

BUYER'S BANK	[illegible]
[illegible]	[illegible]
[illegible]	[illegible]
[illegible]	[illegible]
[illegible]	[illegible]
[illegible]	[illegible]
[illegible]	[illegible]
SWIFT CODE:	BARCGB22

ARTICLE 12: "PRODUCT" INSURANCE

AT "SELLER'S" EXPENSES, "SELLER" SHALL ISSUE AN INSURANCE POLICY FOR 110% (ONE HUNDRED AND TEN PERCENT) OF THE CIF INVOICE VALUE PER SHIPMENT BASIS. THE INSURANCE POLICY SHALL BE ISSUED BY AN INTERNATIONALLY APPROVED MARINE INSURANCE COMPANY. THE INSURANCE POLICY WILL BE ISSUED IN THE NAME OF THE "BUYER" OR THEIR DESIGNATED ASSIGNEE/END USER AND SHALL BE PAYABLE IN MAINLAND CHINA COVERING:

1) INSTITUTE COMMODITY TRADE CLAUSES (A) ;

2) INSTITUTE WAR CLAUSES;

3) INSTITUTE STRIKES, RIOTS AND CIVIL COMMOTION CLAUSES (INSTITUTE SR&CC CLAUSES);

4) RISK OF COVID-19 INFECTION.

ARTICLE 13: PERFORMANCE BOND

TO BE PROVIDED BY "**SELLER**" THE ISSUE, IN SEVEN (7) BANKING DAY, AFTER RECEIPT OF CONFIRMED ISSUANCE OF STAND-BY LETTER OF CREDIT (SBLC) OF THE FINANCIAL INSTRUMENT ACCEPTABLE TO "**SELLER**" A 2% (TWO PERCENT) REGULAR PERFORMANCE BOND FOR THE TOTAL AMOUNT VALUE OF EACH SHIPMENT.

ARTICLE 14: PROOF OF PRODUCT

TO BE PROVIDED BY "**SELLER**" THROUGH THE "**SELLER'S**" BANK TO THE "**BUYER'S**" BANK AFTER RECEIPTOF THE FINANCIAL INSTRUMENT, STAND-BY LETTER OF CREDIT (SBLC) TO ISSUE THE PROOF OF PRODUCT (POP) FOR EACH SHIPMENT WITHIN SEVEN (7) BANKING DAYS.

ARTICLE 15: FORCE MAJEURE

NEITHER OF THE PARTIES SHALL BE LIABLE FOR COMPLETE OR PARTIAL NON-PERFORMANCE OF OBLIGATIONS, IF SUCH NON-PERFORMANCE RESULTED FROM FORCE-MAJEURE CIRCUMSTANCES SUCH AS FIRES, FLOODS, STRIKES, WARS, (WHETHER WARS DECLARED OR UNDECLARED) RIOTS, EMBAGOES, ACCIDENTS, RESTRICTIONS IMPOSED BY ANY GOVERNMENTAL AUTHORITY (INCLUDING PROTECTION, QUOTAS, PRIORITIES, REQUISITIONS AND PRICE CONTROL) AND ANY OTHER CIRCUMSTANCES WHICH ARE BEYOND CONTROL OF THE CONTACTING PARTIES AND HAVE ARISEN AFTER CONCLUSION OF THE PRESENT CONTRACT.

IF ANY OF ABOVE-MENTIONED CIRCUMSTANCES DIRECTLY AFFECTS PERFORMANCE OF THE OBLIGATIONS IN THE PERIOD TIME DETERMINED BY THE PRESENT CONTRACT, THE TIME FOR PERFORMANCE OF OBLIGATIONS SHALL BE EXTENDED CORRESPONDINGLY BY THE PERIOD FOR WHICH SUCH FORCE-MAJEURE CIRCUMSTANCES PERSISTED.

IN THE CASE THE FORCE-MAJEURE CIRCUMSTANCE PERSIST FOR MORE THAN THIRTY (30) DAYS, THE PARTIES SHALL HAVE THE RIGHT TO CANCEL THIS CONTRACT PARTIALLY OR COMPLETELY. IN THIS CASE NEITHER OF THE PARTIES SHALL HAVE THE RIGHT TO CLAIM ANY COMPENSATION FROM THE OTHER PARTY FOR POSSIBLE LOSSES.

A CERTIFICATE ISSUED BY THE CHAMBER OF TRADE AND COMMERCE OF THE CORRESPONDING COUNTRY

SHALL SERVE AS A SUFFICIENT PROOF OF APPROACH AND DURATION OF THE FORCE-MAJEURE CIRCUMSTANCES.

ARTICLE 16: DISPUTES AND ARBITRATION:

THE PARTIES SHALL ATTEMPT TO AMICABLE SETTLE ANY DISAGREEMENT OF DISPUTE, WHICH MAY ARISE BETWEEN THEN IN CASE SAID DISPUTE CANNOT BE SETTLED AMICABLE.

ANY DISPUTE ARISING OUT OF THIS AGREEMENT OR ANY MATTER RELATED HERETO SHALL BE BROUGHT IN THE COURTS TO REFEREE INTERNATIONAL CHAMBER OF COMMERCE IN SINGAPORE, AND BY THE EXECUTION OF THIS AGREEMENT, EACH OF THE PARTY TO THIS INSTRUMENT ACCEPTS FOR HIMSELF OR ITSELF THE JURISDICTION OF SUCH COURTS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTIONWITH THIS PURCHASE ACKNOWLEDGEMENT.

ARTICLE 17: NON-CIRCUMVENTION AND NON-DISCLOSURE.

MODIFICATIONS: ANY MODIFICATIONS AND/OR AMENDMENTS OF THIS CONTRACT HAVE TO BE DONE BY FULL MUTUAL AGREEMENT BY THE PARTIES AND MUST BE EXECUTED IN WRITING, THUS FORMING AN INTEGRAL PART OF THIS CONTRACT

CONFIDENTIALITY: ALL COMMERCIAL, FINANCIAL AND OTHER INFORMATION, WITH REGARD TO THE PRESENT CONTRACT, SHALL BE CONSIDERED CONFIDENTIAL. IT IS FURTHER AGREED THAT ANY INFORMATION OF BUYER AND SELLER CONTAINED IN THIS AGREEMENT IS TO BE HELD IN THE STRICTEST CONFIDENCE, AND ANY VIOLATION OF WHICH WILL RESOLUTE IN THE PENALTY IN THIS ARTICLE.

NON-CIRCUMVENTION AND NON-DISCLOSURE: THIS CONTRACT INCORPORATES THE RULES AND REGULATIONS OF NON-CIRCUMVENTION AND NON-DISCLOSURE, ESTABLISHED BY THE INTERNATIONAL CHAMBER OF COMMERCE (I.C.C.), PARIS, FRANCE AND THIS AGREEMENT TERMS AND CONDITIONS

"**SELLER**" AND "**BUYER**" AGREE NOT TO DO BUSINESS TOGETHER FOR FIVE (5) YEARS FROM THIS AGREEMENT WITH THIRD PARTIES THAT WILL HAVE MADE CONTACT WITH THEM CAUSING "**SELLER'S**" OR "**BUYER'S**" SUB RISK TO PAY THE PENALTY.

THE PENALTY: SHALL BE 15% (FIFTEEN PERCENT) OF VALUE OF CONTRACT BUT NOT LESS THAN USD 150.000 (ONE HUNDRED FIFTY THOUSAND). EVERY VIOLATION OF ARTICLE 16 SHALL GIVE THE RIGHT FOR THE OFFENSE PART TO GAIN THE PENALTY IN THIS ARTICLE.

THIS ARTICLE IS EXTENSIVE TO ALL SUBSIDIARIES & OR AFFILIATED COMPANIES.

THIS ARTICLE IS EXTENSIVE TO ALL COMPARTMENTS FROM A PART TO "**SELLER**"/"**BUYER**".

ONCE FULLY EXECUTED, THE PRESENT CONTRACT SHALL NOT BE REPRODUCED IN ANYMANNER WHATSOEVER, EXCEPT WHEN REQUIRED FOR FULFILLMENT OF THE PRESENT CONTRACT.

AFTER THE SIGNING OF THIS CONTRACT, ALL PREVIOUS VERBAL AND/OR WRITTEN AGREEMENTS CONCERNING THE SUBJECT OF THIS CONTRACT SHOULD BE CONSIDERED NULL AND VOID.

ALL DOCUMENTS RELATED TO THIS CONTRACT, TRANSFERRED ELECTRONICALLY, SHALL BE CONSIDERED AS HAVING THE EQUAL LEGAL FORCE WITH THE ORIGINALS OF THESE DOCUMENTS ONLY IF THEIR RECEIPT IS CONFIRMED BY THE RECEIVING PARTY.

THIS CONTRACT COMES INTO FULL LEGAL FORCE AND EFFECT AFTER BOTH PARTIES HAVE SIGNED/SEALED ALL ITS PAGES.

THIS CONTRACT SHALL BE VALID UNTIL THE DATE OF FINAL SHIPMENT OF GOODS PLUS 30 (THIRTY) DAYS; AT THE END OF THIS TERM THIS CONTRACT MAY BE EXTENDED BY MUTUAL AGREEMENT OF THE PARTIES FOR AN ADDITIONAL TERM WITHIN THIRTY (30) CALENDAR DAYS PRIOR TO THE END OF THIS TERM, AND SHALL BE SUBJECT TO MODIFICATIONS NECESSARY DUE TO CHANGES WHICH MAY HAVE OCCURRED IN THE APPROPRIATE MARKETS

UNDERSIGNED PARTIES WARRANT AND AFFIRM, UNDER PENALTY OF PERJURY, THAT EACH HAS THE LEGAL CAPACITY AND LAWFUL AUTHORITY VESTED IN THEM TO EXECUTE THIS CONTRACT.

THIS CONTRACT IS DRAWN UP IN ENGLISH AND MULTIPLE COPIES EXCHANGED VIA ELECTRONIC AND FAX TRANSMISSION, EACH OF WHICH SHALL BE DEEMED ORIGINAL AND SHALLBE LEGALLY BINDING. ANY SUBSEQUENT ADDITION, DELETION OR AMENDMENT SHALL NOT BE VALID UNLESS SUCH CHANGES ARE MADE IN WRITING AND ARE SIGNED BY BOTH PARTIES.

IN EVENT OF NON-CONFORMANCE TO SPECIFICATIONS AS SHOWN IN ARTICLE 1 ABOVE, THE **'BUYER"** RESERVES THE RIGHT TO ASK THE **"SELLER"** TO REPLACE THE STOCK OR TO WITHDRAW THE CONTRACT.

IN THE EVENT THAT THE **"BUYER"** OR THE **"SELLER"** WITHDRAWS FROM THE CONTRACT OR DON'T RESPECT A PART OF THIS CONTRACT OR DOES NOT UPLIFT THE CONTRACTED SHIPMENTS QUANTITIES, THE **"BUYER"** OR THE **"SELLER"** SHALL BE LIABLE TO PAY TO THE **"SELLER"** OR THE **"BUYER"** DAMAGES IN THE ACCOUNT OF US $ 5.00 (FIVE)/MT FOR EACH AND EVERY BREACH OF THIS CONDITION, AND THE TOTAL OUTSTANDING QUANTITY REMAINING NOT DELIVERED UNDER THIS CONTRACT, WITHIN 30 (THIRTY) DAYS FROM THE FIRST BREACH OR LAST WITHDRAWAL.

ARTICLE 18: DUTIES, TARIFFS, AND TAXES

IMPORT DUTIES, TARIFFS AND OTHER SUCH GOVERNMENTAL CHARGES IMPOSED UPON THE "PRODUCTS" DESCRIBED HEREIN SHALL BE AT "BUYER'S" ACCOUNT AND HIS SOLE RESPONSIBILITY AS THE LAW OF DESTINATION COUNTRY.

"BUYER" BEARS THE SOLE RESPONSIBILITY OF SECURING ALL PERMITS, LICENSES OR ANY OTHER DOCUMENTS REQUIRED BY THE GOVERNMENT OF THE IMPORTING NATION. **"SELLER"** SHALL BEAR NO RESPONSIBILITY TO PROVIDE SUCH DOCUMENTATION.

"BUYER" SHALL BEAR ALL COSTS NEITHER ASSOCIATED WITH SECURING SUCH DOCUMENTS AND SHALL BEAR ALL COSTS AND PENALTIES IF SUCH DOCUMENTS ARE NOR SECURED.
IN NO CASE SHALL THE **"SELLER"** BE HELD LIABLE FOR MISSING OR IMPROPER DOCUMENTATION AT PORT OF DISCHARGE.

ARTICLE 19: MISCELLANEOUS:

THIS CONTRACT SHALL BE LEGAL AND BINDING UPON SIGNATURE THE ORIGINALS OF CONTRACT OR THE FAX COPIES. UPON RECEIPT OF THE COUNTERSIGNED FAX COPY, SELLER OR HISAGENT SHALL SEND FOUR HARD COPIES BY MAIL OR COURIER TO THE **"BUYER"** WHO SHALL SIGN AND RETURN TWO COPIES, THEREOF DULY EXECUTED, TO THE **"SELLER"**.

ALL BANK EXPENSES CHARGED BY THE **"BUYER'S"** BANK RELATED TO THE AGREEMENT ARE FOR THE **"BUYER'S"** RESPONSIBILITY. ALL BANK EXPENSES CHARGED BY THE **"SELLER'S"** BANK RELATED TO AGREEMENT ARE FOR THE **"SELLER'S"** RESPONSIBILITY.

THE **"SELLER"** SHALL INFORM THE **"BUYER"** THE NAME THE VESSEL AT LEAST 10 DAYS BEFORE THE ESTIMATED TIME OF ARRIVAL OF THE VESSEL FOR UNLOADING.

THE **"BUYER"** SHALL INFORM THE **"SELLER"** THE NAME THE SHIPPING AGENT AT DISCHARGE PORTAT LEAST TEN (10) DAYS BEFORE ESTIMATED TIME OF ARRIVAL FOR UNLOADING.

ALL CONSIGNMENTS SHALL BE SHIPPED FROM THE PORT OF LOADING TO THE PORT OF UNLOADING DIRECTLY. NO TRANSSHIPMENT ALLOWED.

THE VESSEL MUST SATISFY THE REQUIREMENTS OF THE SEAPORTS OF DESTINATION.

ARTICLE 20: PROCEDURES

1. "**BUYER**" TO REVIEW AND FINALIZE WITH SELLER OF SALES AND PURCHASE AGREEMENT (SPA).
2. THE SALES AND PURCHASE AGREEMENT (SPA) SHALL BE OPERABLE WHEN SIGNED AND COMPANY SEALED BY THE "**BUYER**" AND "**SELLER**".
3. "**BUYER**" AND "**SELLER**" SHALL SIMULTANEOUSLY HAND SIGN AND COMPANY SEAL FOUR (4) ORIGINAL HARD COPIES OF THE SALES AND PURCHASE AGREEMENT (SPA) MADE INTO PDF FORMAT THAT IS ACCEPTABLE BY "**BUYER**" AND "**SELLER**" AS LEGAL BINDING ORIGINAL HARD COPIES OF THE SALES AND PURCHASE AGREEMENT (SPA). "**SELLER**" SHALL DISTRIBUTE THE EXECUTED FOUR (4) ORIGINAL HARD COPIES OF THE SALES AND PURCHASE AGREEMENT (SPA), "**SELLER**" SHALL PROVIDE ONE (1) HARD COPY TO THE "**SELLER'S**" BANK AND THE "**SELLER**" SHALL KEEP ONE (1) COPY. THE ORIGINAL HAND SIGNED COMPANY SEALED ORIGINAL HARD COPIES IN PDF FORMAT SHALL SUPERCEDE THE DRAFT COPIES OF THE SALES AND PURCHASE AGREEMENT (SPA) AND SHALL BE ACCEPTABLE LEGAL BINDING DOCUMENTS FOR EACH OF THE PARTIES AND THEIR BANKS.
4. "**BUYER'S**" BANK SHALL ISSUE THE **STAND BY LETTER OF CREDIT (SBLC) FOR THE AMOUNT STATED IN THE ABOVE ARTICLE 10 (INCLUDING 9% INTEREST)**
5. BEFORE ISSUING THE **STAND BY LETTER OF CREDIT (SBLC)**, "**SELLER**" SHALL PROVIDE MT199/MT799/ MT760 WORD VERSION VERBIAGE WHICH CONFIRMED BY RECEIVING BANK TO "**BUYER**"
6. "**BUYER'S**" BANK SHALL ISSUE **OFFICIAL MT199/MT799 WITHIN FIVE (5) BANKING DAYS** AFTER SIGNING THIS SALES AND PURCHASE AGREEMENT (SPA).
7. "**SELLER**" SHALL PROVIDE **PROOF OF PRODUCT (POP)** ISSUED BY THE SOURCE SUPPLIER WITH SUPPLY CAPACITY, **WITHIN SEVEN (7) BANKING DAYS** AFTER RECEIPT OF **OFFICIAL MT199/MT799**.
8. "**BUYER**" SHALL ISSUE AN **OFFICIAL STAND BY LETTER OF CREDIT MT760 WITHIN TEN (10) BANKING DAYS** AFTER RECEIPT SUPPORTING DOCUMENTS.
9. "**SELLER'S**" BANK SHALL ISSUE **2% PERFORMANCE BOND (PB)** TO BUYER **WITHIN SEVEN (7) BANKING DAYS.**
10. "**SELLER**" SHALL ARRANGE THE DELIVERY AND SEND ALL OF DOCUMENTS STATED IN ARTICLE 8 TO THE "BUYER" VIA DHL EXPRESS WITHIN NINETY (90) DAYS AFTER RECEIPT **OFFICIAL STAND BY LETTER OF CREDIT MT760.**
11. AFTER ARRIVAL OF THE "**PRODUCT**" AT DESTINATION PORT, AND COMPLETED CIQ INSPECTION, "**SELLER**" SHALL SEND TO "**BUYER**" THE FINAL SETTLEMENT INVOICE ACCORDING TO THE INSPECTION CERTIFICATE AT THE PORT OF DESTINATION.
12. "**BUYER**" SHALL RELEASE THE STAND BY LETTER OF CREDIT PAYMENT WITHIN FIVE (5) BANKING DAYS AFTER RECEIVED FINAL SETTLEMENT INVOICE.

ARTICLE 21: VALIDITY

THIS CONTRACT SHALL ARRIVE VIA EMAIL SIGNED BY "**SELLER**" WITHIN FIVE BUSINESS DAYS FROM THE DATE OF THIS CONTRACT. THE SWIFT OF THE FINANCIAL INSTRUMENT SHALL HAVE TO COMETO THE OPERATING UNITY AND THE "**SELLER**" WITHIN 7 WORKING DAYS AFTER THE CONTRACT SIGNATURE IN HARD COPY.

ARTICLE 22: BANKING INFORMATION

"**SELLER'S**" FULL BANKING DETAILS SHALL BE GIVEN WITH FINAL SALES AND PURCHASE CONTRACT. NO CONTACT WITH THE "**SELLER'S**" BANK(S) MAY BE MADE WITHOUT THE EXPLICIT WRITTEN PERMISSION OF THE "**SELLER**". IF CONTACT IS MADE WITHOUT THIS PERMISSION, THIS CONTRACT IS CONSIDERED NULL AND VOID. "**SELLER**" RESERVES THE RIGHT TO USE ONE OF ITS ALTERNATE CORPORATE BANK ACCOUNTS. IN THE EVENT AN ALTERNATE ACCOUNT IS TO BE USED, "**SELLER**" SHALL NOTIFY "**BUYER**" OF NEW BANK COORDINATES WITHIN 48 HOURS OF

RECEIPT OF SIGNED AND SEALED CONTRACT. "**SELLER**" REQUIRES THAT "**BUYER**" NOTIFY "**SELLER**" PRIOR TO FORWARDING ANY FINANCIAL INSTRUMENT OR CORRESPONDENCE TO "**SELLER'S**" BANK.

THE "**SELLER'S**" BANK DOES NOT PROVIDE INFORMATION TO PRIVATE OR SOCIETY BUT ONLY TO OTHER BANKS, EXCLUSIVELY THROUGH THE CIPHERED CODE WITH CONTROL KEYS, (BANK TO BANK) AS BANKING INTERNATIONAL PROCEDURE TO RESPECT THE SWISS BANK GOVERNMENTORDER.

CONTRACT SIGNATORIES

SELLER'S SIGNATURE AND SEAL
JP ENERGY PARTNERS LLC

SIGNATURE:______________________
COMPANY: JP PARTNERS LLC
LEGAL REPRESENTATIVE: JOHN K. PARK
TITLE: CEO

BUYER'S SIGNATURE AND SEAL

SIGNATURE:______________________
COMPANY:
REPRESENTATIVE:
TITLE:

EDT (ELECTRONIC DOCUMENT TRANSMISSIONS)

EDT (ELECTRONIC DOCUMENT TRANSMISSIONS) SHALL BE DEEMED VALID AND ENFORCEABLE IN RESPECT OF ANY PROVISIONS OF THIS CONTRACT, AS APPLICABLE, THIS AGREEMENT SHALL BE:-

INCORPORATE U.S. PUBLIC LAW 106-229, "ELECTRONIC SIGNATURES IN GLOBAL AND NATIONAL COMMENCE ART" OR SUCH OTHER APPLICABLE LAW CONFORMING TO THE UNCITRAL MODEL LAW ON ELECTRONIC SIGNATURES (2001) AND

ELECTRONIC COMMERCE AGREEMENT (ECE/TRADE/257, GENEVA, MAY 2000) ADOPTED BY THE UNITED NATIONS CENTRE FOR TRADE FACILITATION AND ELECTRONIC BUSINESS (UN/CEFACT).

EDT DOCUMENTS SHALL BE SUBJECT TO EUROPEAN COMMUNITY DIRECTIVE NO. 95/46/EEC, AS APPLICABLE. EITHER PARTY MAY REQUEST HARD COPY OF ANY DOCUMENT THAT HAS BEEN PREVIOUSLY TRANSMITTED BY ELECTRONIC MEANS PROVIDED HOWEVER, THAT ANY SUCH R

EQUEST SHALL IN NO MANNER DELAY THE PARTIES FROM PERFORMING THEIR RESPECTIVE OBLIGATIONS AND DUTIES UNDER EDT INSTRUMENTS.

ANNEX-01 "SELLER'S" COMPANY REGISTRATION DOCUMENTS